Exhibit 10.16

September 16, 2015

William F. Doyle

c/o WFD Ventures

1500 Broadway

29th Floor

New York, NY 10036

Re:	Amendment No. 1 to Consulting Services Agreement dated June 24, 2014

Dear Mr. Doyle:

This letter (“Amendment”) is to confirm our understanding concerning an amendment to be made with respect to the Consulting Services Agreement dated as of the 24th day of June 2014 (the “Agreement”), between NovoCure Limited (“Company”) and William F. Doyle (“Consultant”). All terms not otherwise defined herein are used as defined in the Agreement.

The purpose of this Amendment is to extend the term of the Agreement.

The Agreement is hereby amended as follows:

1.	The parties hereby agree to extend the term of the Agreement for one (1) year commencing as of January 1, 2015 and continuing through December 31, 2015.

2.	Except as amended hereby, the Agreement remains in full force and effect.

If the foregoing accurately reflects your understanding as to these matters, please indicate your agreement in the space provided below, and return one fully-executed original to me.

Very truly yours,

/s/ Asaf Danziger

Asaf Danziger
CEO

Acknowledged and agreed to by:

By:	/s/ William F. Doyle
William F. Doyle
Date: September 16, 2015

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